Exhibit 10.36

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of December 19, 2003, by and between Highland Hospitality Corporation, a Maryland corporation (the “Company”) and Friedman, Billings, Ramsey & Co., Inc. (the “Initial Holder”).

RECITALS

WHEREAS, the Company and the Initial Holder are parties to that certain Warrant Agreement dated December 19, 2003, which provides for the issuance by the Company to the Initial Holder of warrants (the “Warrants”) to purchase shares of common stock, par value $.01 per share, of the Company (“Common Stock”) at a price of $10.00 per share of Common Stock; and

WHEREAS, the Company has agreed to register for resale by the Holders (as defined below) such shares of Common Stock underlying the Warrants on the terms set forth herein;

NOW THEREFORE, the parties hereby agree as follows:

1.	Definitions.

As used in this Agreement, the following terms not otherwise defined herein shall have the following meanings:

Commission: The United States Securities and Exchange Commission.

Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission pursuant thereto.

Holders: All holders of Warrants, which may include the Initial Holder and its transferees pursuant Section 1.04 of the Warrant Agreement dated December 19, 2003 by and between Highland Hospitality Corporation and the Initial Holder (the “Warrant Agreement”), and all holders of Registrable Shares, which may include the Initial Holder and its transferees. If the Initial Holder has not transferred any of the Warrants or Registrable Shares it holds pursuant to the exercise of Warrants at the time at which either party to the Agreement seeks to exercise a right under the Agreement, “Holder” and “Holders” shall mean the Initial Holder only and “Holders of a majority of the then outstanding Registrable Shares” shall mean the Initial Holder.

Initial Holder: Friedman, Billings, Ramsey & Co., Inc.

IPO: The underwritten initial public offering of the Company’s Common Stock.

NASD: National Association of Securities Dealers, Inc.

Prospectus: The prospectus included in the Registration Statement, and all other amendments and supplements to any such prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference, if any, in such prospectus.

Register, Registered, Registration: Such terms shall refer to a registration effected by preparing and filing the Registration Statement in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such Registration Statement.

Registrable Shares: Each of the shares of Common Stock acquired by the Holders pursuant to the exercise of Warrants and each of the shares of Common Stock issuable pursuant to the exercise of Warrants, directly from the Company in a transaction exempt from the registration requirements of the Securities Act, until (i) the date on which it has been registered effectively pursuant to the Securities Act and disposed of in accordance with the Registration Statement, (ii) the date on which either it is distributed to the public pursuant to Rule 144 (or any similar provisions then in effect) or is saleable pursuant to Rule 144(k) promulgated by the Commission pursuant to the Securities Act or (iii) the date on which it is saleable, without restriction, pursuant to an available exemption from registration under the Securities Act, or (iv) the date on which it is sold to the Company.

Registration Expenses: Any and all expenses incident to performance of or compliance with this Agreement, including without limitation: (i) all Commission, stock exchange, NASD registration, listing and filing fees, (ii) all fees and expenses incurred in connection with compliance with federal or state securities or blue sky laws (including any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Shares and the preparation of a Blue Sky Memorandum and compliance with the rules of the NASD), (iii) all expenses of printing, delivering and distributing the Registration Statement, any Prospectus, any amendments or supplements thereto, any certificates and other documents relating to the performance of and compliance with this Agreement, (iv) all fees and expenses incurred in connection with the listing of any of the Registrable Shares on any securities exchange or The Nasdaq Stock Market, (v) the fees and disbursements of counsel for the Company and of the independent public accountants (including, without limitation, the expenses of any special audit and “cold comfort” letters required by or incident to such performance) of the Company and (vi) any fees and disbursements customarily paid by issuers or sellers of securities (including the fees and expenses of any experts retained by the Company in connection with any Registration Statement), provided, however, that Registration Expenses shall exclude brokers’ commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by a Holder and the fees and expenses of any counsel to any Holder.

Rule 144: Rule 144 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

Rule 424: Rule 424 promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

Securities Act: The Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission pursuant thereto.

2.	Registration.

The Company agrees to file with the Commission no later than the first anniversary of the closing date of the IPO a shelf Registration Statement on Form S-3 or such other form under the Securities Act then available to the Company, providing for the resale from time to time by the Holders of any and all Registrable Shares (the “Registration Statement”). The Company shall use its commercially reasonable efforts to cause the Registration Statement to be declared effective by the Commission as soon as practicable following such filing, and to keep such Registration Statement continuously effective for a period ending when all the shares of common stock covered by the Registration Statement are no longer Registrable Shares. The Registration Statement shall provide for the resale from time to time, and pursuant to customary methods or combination of methods legally available (including a direct sale to purchasers and a sale through brokers or agents), by the Holders of any and all Registrable Shares.

3.     Registration Procedures. In connection with the Company’s obligations with respect to the Registration Statement pursuant to this Agreement, the Company shall:

(a)        prepare and file with the Commission, as specified in this Agreement, the Registration Statement that complies as to form in all material respects with the requirements of the Commission and use its commercially reasonable efforts to cause such Registration Statement to become effective;

(b)        prepare and file with the Commission such amendments and post-effective amendments to each the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period, cause the Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act;

(c)        if requested by a Holder, prior to filing the Registration Statement or any amendment or supplement thereto, furnish to such Holder of Registrable Securities a copy of such Registration Statement as proposed to be filed, and thereafter furnish to each Holder of Registrable Shares, without charge, as many copies of each Prospectus, and any amendment or supplement thereto and such other documents as such Holder may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Shares pursuant to the Registration Statement; the Company consents to the use in compliance with applicable law of any such Prospectus by the Holder of Registrable Shares, if any, in connection with the offering and sale of the Registrable Shares covered by any such Prospectus;

(d)        use commercially reasonable efforts to register or qualify, or obtain exemption for registration or qualification for, all Registrable Shares by the time the Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such jurisdictions as any Holder of Registrable Shares covered by a Registration Statement shall reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Registration Statement is required to be kept effective and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Shares owned by such Holder; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction or to register as a broker or dealer in such jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) subject itself to any material taxation in any such jurisdiction, or (iii) submit to the general service of process in any such jurisdiction;

(e)        notify each Holder of Registrable Shares promptly and, if requested by a Holder, confirm such advice in writing (i) when the Registration Statement has become effective and when any post-effective amendments and supplements thereto become effective, (ii) of the issuance by the Commission or any state securities authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, and (iii) of the happening of any event during the period the Registration Statement is effective as a result of which the Registration Statement or the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (iv) upon the occurrence of any such event, use best efforts to prepare a supplement or post-effective amendment to the Registration Statement or the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(f)        use best efforts to avoid the issuance of, or if issued to obtain the withdrawal of, any enjoining order suspending the use or effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, at the earliest possible moment;

(g)        cause all Registrable Shares to be listed on each securities exchange or quotation system on which the Common Stock is then listed;

(h)        pay, or cause to be paid, the Registration Expenses;

(i)        enter into customary agreements and take other actions as are reasonably required to expedite or facilitate the disposition of such Registrable Shares; and

(j)        otherwise comply with all applicable rules and regulations of the Commission, and make available to its stockholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder (or any successor rule or regulation hereafter adopted by the Commission).

4.	Covenants of Holders.

(a)        Each Holder agrees to furnish to the Company such information regarding such Holder, the securities of the Company held by such Holder and the proposed method of distribution by such Holder of the Registrable Shares owned by such Holder as the Company may from time to time reasonably request in writing or as shall be required to effect the registration of such Holder’s resale of Registrable Shares. Each Holder further agrees to furnish promptly to the Company in writing all information required from time to time to make the information previously furnished by such Holder not misleading.

(b)        Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e)(iii) hereof, such Holder will immediately discontinue disposition of Registrable Shares pursuant to the Registration Statement until such Holder’s receipt of copies of the supplemented or amended Prospectus. If so directed by the Company, each Holder will deliver to the Company all copies of the Prospectus covering such Registrable Shares in the Holder’s possession at the time of receipt of such notice.

5.	Black-Out Period.

(a)        Following the effectiveness of the Registration Statement, the Company shall have the right, exercisable from time to time by delivery of a notice authorized by the Company’s board of directors, on not more than two occasions in any 12 month period, to require the Holders to suspend sales of the Registrable Shares, including for up to 60 days in any 12-month period in the case of pending negotiations relating to, or consummation of, a transaction or the occurrence of an event (i) that would require additional disclosure of material information by the Company in the Registration Statement or (ii) as to which the Company has a bona fide business purpose for preserving confidentiality, provided, however, that in no event shall the restricted period extend for more than 60 days after the delivery of notice by the Company or for more than 90 days in the aggregate during any 12-month period. The Company, as soon as practicable, shall (i) give the Holders prompt written notice in the event that the Company has suspended sales of Registrable Shares under this Section 5(a), (ii) give Holders prompt written notice of the completion of such material offering or transaction or (iii) promptly file any amendment necessary for the Registration Statement or Prospectus in connection with the completion of such event.

(b)        In the case of an event that causes the Company to suspend the effectiveness of the Registration Statement (a “Suspension Event”), the Company may give notice (a “Suspension Notice”) to the Holders to suspend sales of the Registrable Shares so that the Company may correct or update the Registration Statement; provided, however, that such suspension shall continue only for so long as the Suspension Event or its effect is continuing. The Holders shall not effect any sales of the Registrable Shares pursuant to such Registration Statement at any time after it has received a Suspension Notice from the Company and, if so directed by the Company, will deliver to the Company all copies of the Prospectus covering the Registrable Shares held by them at the time of receipt of the Suspension Notice. The Holders may re-commence effecting sales of the Registrable Shares pursuant to the Registration Statement following further notice to such effect (an “End of Suspension Notice”) from the Company, which End of Suspension Notice shall be given by the Company promptly following the conclusion of any Suspension Event.

6.	Indemnification and Contribution

(a)        Indemnification by the Company. The Company agrees to indemnify and hold harmless (i) each Holder, (ii) each person, if any, who controls (within the meaning of the Securities Act or the Exchange Act) a Holder (any of the persons referred to in this clause (ii) being hereinafter referred to as a “Controlling Person”), and (iii) the respective officers, directors, partners, employees, representatives and agents of each Holder or any Controlling Person (any person referred to in clause (i), (ii) or (iii) may hereinafter be referred to as an “Indemnified Party”), as follows:

(i)        from and against any and all loss, claim, liability, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) including all documents incorporated therein by reference, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein, not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(ii)        from and against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, if such settlement is effected with the written consent of the Company (which consent shall not be unreasonably withheld);

(iii)        from and against any and all expenses whatsoever (including reasonable fees and disbursements of counsel), as incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, in each case whether or not a party, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under subparagraph (i) or (ii) above; and

(iv)        provided that such indemnity pursuant to this Section 6(a) shall not (A) inure to the benefit of the Holder (or any Controlling Person thereof) to the extent that any such loss, claim, liability, damage or expense arises out of such Holder’s failure to send or give a copy of the final Prospectus, as the same may be then supplemented or amended, to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Shares to such person if such statement or omission was corrected in such final Prospectus and copies of such final Prospectus were timely delivered to the Holder or (B) apply to the Holder with respect to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information furnished to the Company by such Holder expressly for use in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

(b)        Indemnification by Holders. Each Holder severally but not jointly agrees to indemnify and hold harmless the Company, each of its directors and officers (including each officer of the Company who signed the Registration Statement), each Controlling Person of the Company, and any other Holder selling securities under such Registration Statement or any of such other Holder’s partners, directors, officers or Controlling Persons, against any and all loss, liability, claim, damage and expenses described in the indemnity contained in Section 6(a) hereof (provided, however, that any settlement described in Section 6(a)(ii) hereof is effected with the written consent of such Holder, which consent shall not be unreasonably withheld), as incurred, but only with respect to such untrue statement or omission, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with information furnished to the Company by the Holder expressly for use in the Registration Statement (or any amendment thereto) or such Prospectus (or any amendment or supplement thereto). The liability of each such Holder of Registrable Shares will be in proportion to and limited in all events to the amount received by such Holder from the sale of Registrable Shares pursuant to such Registration Statement.

(c)        Conduct of Indemnification Proceedings. Each Indemnified Party shall give reasonably prompt notice to each indemnifying party of any action or proceeding commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve it from any liability that it may have under this indemnity agreement except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. If the indemnifying party so elects within a reasonable time after receipt of such notice, the indemnifying party may assume the defense of such action or proceeding at such indemnifying party’s own expense with counsel chosen by the indemnifying party and approved by the Indemnified Party or parties in such action or proceeding, which approval shall not be unreasonably withheld; provided, however, that if such Indemnified Party or parties reasonably determines that a conflict of interest exists where it is advisable for such Indemnified Party or parties to be represented by separate counsel or that, upon advice of counsel, there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party, then the indemnifying party shall not be entitled to assume such defense and the Indemnified Party or parties shall be entitled to one separate counsel at the indemnifying party’s expense. If an indemnifying party is not entitled to assume the defense of such action or proceeding as a result of the proviso to the preceding sentence, such indemnifying party’s counsel shall be entitled to conduct such indemnifying party’s defense, and counsel for the Indemnified Party or parties shall be entitled to conduct the defense of such Indemnified Party or parties, it being understood that both such counsel will cooperate with each other to conduct the defense of such action or proceeding as efficiently as possible. If an indemnifying party is not so entitled to assume the defense of such action or does not assume such defense, after having received the notice referred to in the first sentence of this paragraph, the indemnifying party or parties will pay the reasonable fees and expenses of counsel for the Indemnified Party or Parties. In such event, however, no indemnifying party will be liable for any settlement effected without the written consent of such indemnifying party. No indemnifying party shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into a settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation. If an indemnifying party is entitled to assume, and assumes, the defense of such action or proceeding in accordance with this paragraph, such indemnifying party shall not be liable for any fees and expenses for counsel for the Indemnified Parties incurred thereafter in connection with such action or proceeding.

(d)        Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in this Section 6 is for any reason held to be unenforceable, unavailable or insufficient although applicable in accordance with its terms, the indemnifying party shall contribute to the amount paid or payable by the Indemnified Party as a result of the expense, loss, damage or liability, (i) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the Indemnified Party on the other (determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission relates to information supplied by the indemnifying party or the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission) or (ii) if the allocation provided by subclause (i) above is not permitted by applicable law or provides a lesser sum to the Indemnified Party than the amount hereinafter calculated, in the proportion as is appropriate to reflect not only the relative fault of the indemnifying party and the Indemnified Party, but also the relative benefits received by the indemnifying party on the one hand and the Indemnified Party on the other, as well as any other relevant equitable considerations, provided, however, that with respect to subclause (i), the Company and Holder shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company and the Holder in such proportion that the percentage of the Holder’s total contribution under this Section 6(d) shall correspond to the percentage that the public offering price of the Holder’s Registrable Shares offered by and sold under the Registration Statement bears to the public offering price of all securities offered by and sold under the Registration Statement. Notwithstanding the foregoing, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(d), each Controlling Person of a Holder, if any, shall have the same rights to contribution as such Holder, and each director of the Company, each officer of the Company who signed the Registration Statement and each Controlling Person of the Company, if any, shall have the same rights to contribution as the Company. Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise.

(e)        Survival. The obligations of the Company and the Holders under this Section 6 shall survive the completion of any offering of Registrable Shares pursuant to the Registration Statement.

7.     Market Stand-Off Agreement. Each Holder hereby agrees that it shall not, to the extent requested by the Company or an underwriter of securities of the Company, directly or indirectly sell, offer to sell (including without limitation any short sale), grant any option or otherwise transfer or dispose of any Common Stock (other than to donees or partners of the Holder who agree to be similarly bound) within seven (7) days prior to and for up to sixty (60) days following the effective date of a registration statement of the Company filed under the Securities Act or the date of an underwriting agreement with respect to an underwritten public offering of the Company’s securities (the “Stand-Off Period”); provided, however, that:

(a)        with respect to the Stand-Off Period, such agreement shall not be applicable to Common Stock to be sold on the Holder’s behalf to the public in an underwritten offering pursuant to such registration statement;

(b)        all executive officers and directors of the Company then holding Common Stock of the Company shall enter into similar agreements;

(c)        the Company shall use commercially reasonable efforts to obtain similar agreements from each 5% or greater shareholder of the Company; and

(d)        the Holders shall be allowed any concession or proportionate release allowed to any (i) officer, (ii) director or (iii) other 5% or greater shareholder that entered into similar agreements.

In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Common Stock subject to this Section 7 and to impose stop transfer instructions with respect to the Registrable Shares and such other Common Stock of each Holder (and the Common Stock or securities of every other person subject to the foregoing restriction) until the end of such period.

8.     Rule 144. If the Company, for any reason fails to file the Registration Statement on a timely basis and cause it to be declared effective by the Commission as set forth herein, the Company covenants that it will file any reports required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable Holders to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements.

9.	Miscellaneous.

(a)        Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, except in a written instrument executed by the Company and the Holders of a majority of the then outstanding Registrable Shares. No waiver of rights or consent to departure from the provisions of this Agreement shall be effective unless set forth in a written instrument signed by the party to be charged therewith; provided, however, that a waiver of rights or consent to departure from the terms hereof on behalf of the Holders shall be effective if signed by the Holders of a majority of the then outstanding Registrable Shares.

(b)        Notices. All notices and other communications provided for herein shall be made in writing by hand-delivery, next-day air courier, certified first-class mail, return receipt requested, telex or telecopy;

(i)        if to the Company, to Highland Hospitality Corporation, 8405 Greensboro Drive, Suite 500, McLean, Virginia 22102, ATTN: Chief Executive Officer with a copy to the General Counsel; and

(ii)        if to any other person who is then the Holder of any Registrable Shares, to the address of the Holder as provided in the Warrant Register (as defined in the Warrant Agreement) or as provided in the stock transfer records of the Company’s transfer agent.

Except as otherwise provided in this Agreement, all such notices and communications shall be deemed to have been duly given (v) when delivered by hand, if personally delivered, (w) one Business Day after being timely delivered to a next-day air courier, (x) five Business Days after being deposited in the mail, postage prepaid, if mailed, (y) when answered back, if telexed, or (z) when receipt is acknowledged by the recipient’s telecopier machine or otherwise, if telecopied.

(c)        Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. The Company may assign its rights or obligations hereunder to any successor to the Company’s business or with the prior written consent of Holders of a majority of the then outstanding Registrable Shares. Notwithstanding the foregoing, no assignee of the Company shall have any of the rights granted under this Agreement until such assignee shall acknowledge its rights and obligations hereunder by a signed written agreement pursuant to which such assignee accepts such rights and obligations.

(d)        Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same Agreement.

(e)        Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia, as applied to contracts made and performed within the Commonwealth of Virginia without regard to principles of conflicts of law. The parties hereto irrevocably consent to the jurisdiction of the federal and state courts located in Alexandria, Virginia in any suit or proceeding based on or arising under this Agreement and irrevocably agree that any and all claims arising out of this Agreement or related to the transactions contemplated by this Agreement shall be determined exclusively in such courts. The parties hereto irrevocably waive the defense of an inconvenient forum to the maintenance of such suit or proceeding.

(f)        Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(g)        Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the terms of this Agreement. All references made in this Agreement to “Section” refer to such Section of this Agreement, unless expressly stated otherwise.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

HIGHLAND HOSPITALITY CORPORATION

By:	/s/ Tracy M.J. Colden

Name:	Tracy M.J. Colden
Title:	Executive Vice President

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

By:	/s/ James R. Kleeblatt

Name:	James R. Kleeblatt
Title:	Senior Managing Director